UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 16, 2017

QUOTEMEDIA, INC.

(Exact name of registrant as specified in its charter)

Commission File Number:    0-28599

Nevada

(State or other jurisdiction of incorporation or organization)

91-2008633

(IRS Employer Identification Number)

17100 East Shea Blvd.

Suite 230

Fountain Hills, AZ

(Address of principal executive offices)

85268

(Zip Code)

(480) 905-7311

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective November 16, 2017, Hein & Associates LLP (“Hein”), the independent registered public accounting firm for Quotemedia, Inc. (the “Company”), combined with Moss Adams LLP (“Moss Adams”). As a result of this transaction, on November 16, 2017, Hein resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation, the Company’s audit committee approved the engagement of Moss Adams as the new independent registered public accounting firm for the Company.

The audit reports of Hein on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and through the subsequent interim period preceding Hein’s resignation, there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and through the subsequent interim period preceding Hein’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years ended December 31, 2016 and December 31, 2015 and through the subsequent interim period preceding Moss Adam’s engagement, the Company did not consult with Moss Adams on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and Moss Adams did not provide either a written report or oral advise to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hein a copy of the disclosures in this Form 8-K and has requested that Hein furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated November 20, 2017 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1:    Letter from Hein & Associates LLP dated November 20, 2017 to the Securities and Exchange Commission

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QuoteMedia, Inc.

Dated: November 20, 2017

By: /s/ R. Keith Guelpa

R. Keith Guelpa,
President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ Keith J. Randall

Keith J. Randall,
Chief Financial Officer
(Principal Accounting Officer)